CALPIAN

Because Your Future is Calling

MONEY ON MOBILE™

Stop at nothing. Pay for anything.

Steady Cash Flow Explosive Growth Exhibit 99.1

Required Statement About Forecasts
Calpian’s models and projections are based on certain key assumptions, including but not limited to the following:
• Availability of adequate and appropriately priced financing to continue in business
• Availability of acquisitions which can be completed
• Continued performance of key staff
• Continued favorable business conditions and economic climate.
• Money on Mobile Forecasts are the representation of MOM Management.
Certain of the statements contained herein may be statements of future expectations and other forward-looking statements that are based on management’s current views and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. In addition to statements which are forward-looking by reason of context, the words
“may,” “will,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “cont inue” and similar expressions identify forward-looking statements. Actual results, performance or events may differ materially from those in such statements due to, without limitation, (i) our ability to acquire retail credit card processing residual streams (“residuals”), (ii) our ability to raise capital to fund our acquisitions, (iii) our ability to successfully integrate multiple residuals acquisitions, (iv) changing levels of competition, (v) changes in laws and regulations, including government regulation of the credit card processing industry and other related financial institutions, and (vi) general competitive factors. This business plan is for confidential information purposes only and is not a solicitation for investment.
THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION
OF AN OFFER TO BUY ANY SECURITIES. ANY OFFER OF SECURITIES OF THE COMPANY
SHALL BE MADE ONLY TO QUALIFIED INVESTORS IN ACCORDANCE WITH APPLICABLE
SECURITIES LAWS. THE SECURITIES LAWS PROHIBIT ANY PERSON WHO HAS
MATERIAL NON-PUBLIC INFORMATION ABOUT A COMPANY FROM PURCHASING OR
SELLING, DIRECTLY OR INDIRECTLY, SECURITIES OF SUCH COMPANY.

Management Team
Harold Montgomery – CEO
Stanford MBA 1985
Started in payments in 1987
Shashank Joshi – President MoM
Maharastra Institute of Technology
10 years in payments
Craig Jessen – President
SMU MBA 1984
Started in payments in 1990
David Pilotte – CFO
University of Houston MBA 1986, CPA
With Calpian since 2010
Laird Cagan – Board of Directors
Stanford University MBA 1985
Invested/built 30 companies, $1B of equity in companies, 10 public companies
Average 20 years in payments

KEY FACTS
Trading Symbol OTC BB:  CLPI
Corporate Headquarters Dallas, TX
Stock Price (1-16-2013)    (52-Week Range) $2.50    ($3.25 - $1.01)
Shares Outstanding (1-16-2013) 23.55M
Daily Volume (90-day average at 1-16-2013) 1,872
Market Capitalization (1-16-2013) $58.88M
Debt (1-16-2013) $5.68M
Cash & Equivalents (9-30-2012) $432K
Revenues (TTM) $3.57M
Full-time Employees (1-16-2013) 6
Fiscal Year Ends December 31
Accounting Firm Whitley Penn LLP

Calpian – U.S. Cash Flow Business
•
Provides credit and debit card processing services to small
retail merchants in the U.S.
•
Growth through acquiring portfolios from Independent
Services Organizations (ISO’s)
• Best of Both Worlds
• Steady Cash Flow
• Explosive Growth
Money on Mobile – Mobile Payments in India
•
India based mobile payments company that allows users to
make simple financial transactions with their cell phone
•
Acquired stake in March 2012 with options to purchase up
to 74%
Company Overview

Transaction Processors
(First Data, Paymentech, RBS Lynk, NOVA, Global, Alliance Data)
Top 10 Processors have 90% market share

Confidential
(6)
Card Issuing Banks
(Citibank, B of A, etc.)
Consumer Card Holders
Large
Merchants
(109,500)
Independent Sales
Organizations (ISOs)
(10,000
in the US)
Super ISOs
(<200 in US)
Contract from processor allows
ISO to sell services to smaller
retailers.
Processors pay ISO residuals
for customer service support
functions.
Sales and
customer service
Medium-Sized Merchants
(876,000)
Medium-Sized Merchants
(876,000)
Small Merchants
(6.3 Million)
Small Merchants
(6.3 Million)
ISO ROLE IN THE PAYMENTS INDUSTRY
Calpian’s Target
Market

ISO Receives 0.25% - 0.50% of each transaction ~$40/store/month

(7)
COMPONENTS OF A PAYMENT TRANSACTION
COMPONENTS OF A PAYMENT TRANSACTION
Merchant /
Sponsoring Bank
Cardholder
Merchant Processor
Credit Card
Association Network
Cardholder’s Bank
Merchant / Retailer
Merchant Processor

U.S. CORE BUSINESS: STEADY, GROWING CASH FLOWS
•
Acquires cash flows in the U.S.
•
Payment processing contracts in small retail stores
•
Pay 2x-3x annual CF
•
Cash Flow Positive Now
•
Objective is to Add ~$5 million of EBITDA each year
•
Public Comparable: Heartland Payment Systems  (HPY)
•
Public Market Comp is 7.8x EBITDA
•
Need 4-8 acquisitions per year, Avg $100k/month each
•
Growth subject to deal flow and pricing negotiations
2011 2012* 2013 2014 2015
Revenue
2.8 3.4 6.1 11.1 16.3
EBITDA
0.5 0.0 3.3 8.0 12.9
* Unaudited

2011-2012 Cumulative Investment Results
Purchase Summary
Total Cash Invested $6,381,564
Total Stock 817,832
Total Purchase Price $7,199,396
=========
Results
Total Cash Received $6,185,214  (Jan 2011 to Dec 2012)
Expected IRR 35-45% (over 84 mo. Period)
• Cash on Cash IRRs >30%

MONEY ON MOBILE™

Stop at nothing. Pay for anything.

• Calpian invested in Money on Mobile March, 2012
• Money on Mobile is a way for consumers to pay using the cell phone
• Uses a virtual currency sold at retail stores.
• Replaces the checkbook or debit card used in the US

India Background
•
Population 1.2 Billion, growing to 1.6 Billion by 2030
•
45 cities > 1 million
•
30% under age 14
•
30% urbanized/70% rural
•
Middle Class = ~300 million people ($500/month)
•
Per Capita GDP  = $300/month
•
30% below the poverty line
•
Literacy =61%
•
6 language groups, 100+ dialects
•
Economy growing 6+% per year
The Next Global Growth Engine?

Challenges and Opportunities In India
Challenges:
•
All Cash Economy
•
Lack of Bank Accounts – only 200M of 1.2B people
•
No Payment Mechanisms – credit, debit or check
•
Weak Transportation – Daily errands take time
The window for a fast, easy, reliable
payment system is wide open
Addressable Market is
650+MILLION
Unique Cell Phones

What Can You Buy?
Allows consumers to use their mobile phone to transact:
Pre-paid Cell Phone       Pre-paid Television
Utility Bill Payment         Ticketing
Shopping                       Domestic Remittance
•
Fast, easy, reliable, cheap
•
HUGE value proposition vs. current methods
•
Rural to Urban migration feeds Domestic Remittance
Total Market $200 Billion +

32.5 million
Consumers
CASH
118,189
Retailers
SMS
TEXT
INSTRUCTIONS
CASH
Money on Mobile
CASH
6 Satellite TV
15 Cell Providers
Relatives

How Does MoM Work?

PEPSI
शिव पान म
SAFARI
Alpenliebe
LUCKY STRIKE
तंबाखू
होता

Limited Competition
MoM is at least 3x Largest Competitor
•
Beam Money (P) Limited
•
Airtel Money – Not Interoperable
First Mover Advantage to Money on Mobile
•
Best Financed
•
Only One w/ Full Suite of Services
•
Once in a Lifetime Greenfield Opportunity
MoM is:

May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12

MoM – Retailers Retailers are commission sales people Calpian’s first investment Money on Mobile Retailers 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 118,189

MoM – Unique Users
Money on Mobile
Cumulative Unique Phone Number Users
-
5,000,000
10,000,000
15,000,000
20,000,000
25,000,000
30,000,000
35,000,000
Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12
Calpian’s first
investment
32,527,048

Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12

MoM – Volume Processed
Domestic Remittance will
drive volumes higher
Rs Volume Processed
0
100,000,000
200,000,000
300,000,000
400,000,000
500,000,000
600,000,000
700,000,000
Rs 620 M
About $11.1 M
Calpian’s first
investment

Compare to M-Pesa in Kenya
M-Pesa
•
First Mobile Money System
•
5 years old
•
Domestic Remittance is majority of volume
•
Ubiquitous presence in Kenya
India is 30x Kenya in size
M-Pesa Metrics
70% of Adults
Transaction Volume
25% of  GDP
Net Operating
Revenue 1.0%
Kenya
15 Million
$18 billion
$180 million/year

Investment Schedule
Investment Tranche Cumulative $ Amount
(USD Millions))
% Ownership of MOM
March 2012 $1.25 17%
May 2012 $2.5
August 2012 $3.7
December 2012 $4.1 45%
Future Tranches Each Tranche
March 2013 $1.2
May 2013 $1.2
August 2013 $1.2
October 2013 $1.2
Total $9.7 74%
Completed
Tranches

Summary
•
Calpian is well positioned to aggregate steady recurring monthly cash flows
•
Leading buyer in a $1B niche industry
•
Money on Mobile is positioned to benefit from the explosive
growth in the mobile payments industry in India
•
Management team has significant experience in payment
industry and focused on building shareholder value

Appendix

Income Statement

	9 Months Ended 9/30/2012	Year Ended December 31, 2011	2010
Revenues			
Residual portfolio revenues	2,622,827	2,765,075	—
Advertising revenues	—	44,000	—
Total revenues	2,622,827	2,809,075	—
Cost of revenues			
Amortization of residual portfolios acquired	850,312	811,917	—
Publishing and distribution costs	—	142,371	—
Portfolio acquisition costs	—	133,559	—
Portfolio servicing costs	66,450	63,900	—
Other	16,338	27,762	—
Total costs of revenues	933,100	1,179,509	—
Gross profit	1,689,727	1,629,566	—
Operating expenses			
General and administrative	1,846,160	2,009,839	1,422,151
Total operating expenses	1,846,160	2,009,839	1,422,151
Operating loss	(156,433)	(380,273)	(1,422,151)
Amortization of deferred financing costs	855,869	740,459	—
Amortization of discount on subordinated notes payable	423,672	545,634	—
Interest expense, net	588,909	406,437	37,305
Other expense	—	—	30,000
Total other expenses	1,868,450	1,692,530	67,305
Loss before taxes	(2,024,883)	(2,072,803)	(1,489,456)
Provision for income taxes	(16,139)	18,774	—
Net loss	(2,309,171)	(2,091,577)	(1,489,456)
Loss per share, basic and diluted	(0.11)	(0.11)	(0.08)
Weighted average number of shares outstanding, basic and diluted	20,782,475	18,306,795	17,691,735

Balance Sheet

	9 Months Ended 9/30/2012	Year Ended December 31, 2011
ASSETS		
Current Assets		
Cash and equivalents	432,305	367,661
Other current assets	130,922	48,851
Total current assets	563,227	416,512
Non-current assets		
Cash restricted to acquisition of residuals	28,000	425,000
Residual portfolios acquired, net	5,537,167	5,824,481
Equity investment	6,588,894	
Deferred financing costs	716,515	1,480,918
Intangible assets acquired, at cost	10,000	10,000
Total assets	13,443,803	8,156,911
LIABILITIES AND SHAREHOLDERS' EQUITY		
Current Liabilities		
Deferred compensation of officers, directors, and executives	125,000	360,000
Accrued expenses payable to officers, directors, and affiliates	325,042	202,350
Current portion of long-term subordinated debt, net	2,700,000	1,201,312
Accounts payable	75,560	23,415
Interest payable	69,000	25,500
Note payable	18,762	7,536
Accrued expenses	17,709	35,710
Total current liabilities	3,331,073	1,855,823
Senior notes payable	—	2,700,000
Subordinated notes payable	3,300,000	1,000,000
Discount on subordinated notes payable	(340,767)	(415,751)
Long-term debt	2,959,233	3,284,249
Shareholders' Equity		
Common stock, par value $.001, 200,000,000 shares authorized, 19,303,800 and 16,674,140 shares issued and outstanding at December 31, 2011 and December 31, 2010, respectively	23,552	19,304
Additional paid-in capital	13,088,652	6,680,238
Accumulated deficit	(5,991,874)	(3,682,703)
Other comprehensve income	33,167	—
Total shareholders' equity	7,153,497	3,016,839
Total liabilities and shareholders' equity	13,443,803	8,156,911

Capital Structure

Capital Structure as of Sep-30-2012			
Equity			
			Shares
Common Stock			23,551,806
Warrants Exercise price range from $1.00-$2.00 (weighted avg. of $1.18) and expire 5-7 years			2,287,393
Stock Options			400,000
Weighted Avg. Diluted Shares Outstanding			20,782,475
Debt			
	Amount	Coupon	Maturity
Senior Notes Payable	3,000,000	13.2%	Jun-1-2016
Subordinated Notes Payable	4,150,000	12%	Dec-31-2014

CALPIAN

Because Your Future is Calling

+

MONEY ON MOBILE™

Stop at nothing. Pay for anything.

Steady Cash Flow Explosive Growth